UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 12, 2007

Tweeter Home Entertainment Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24091	04-3417513
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Pequot Way, Canton, Massachusetts		02021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(781) 830-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 13, 2007, the U.S. Bankruptcy Court in Wilmington, Delaware approved the "going concern" bid by Schultze Asset Management, LLC to acquire substantially all of Tweeter’s assets for $38 million in cash and the assumption of significant liabilities. The acquisition was closed effective on the same day.

Item 8.01 Other Events.

On July 12, 2007, the registrant issued a press release announcing that the "going concern" bid submitted by Schultze Asset Management, LLC was determined to be the highest or otherwise best offer in the Bankruptcy Court-supervised sale of the registrant's assets.

Item 9.01 Financial Statements and Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tweeter Home Entertainment Group, Inc.

July 18, 2007	By:	/s/ Gregory W. Hunt

Name: Gregory W. Hunt
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated July 12, 2007.
99.2	Press release dated July 13, 2007.